UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 1, 2005
                Date of report (Date of earliest event reported)

                          TOOTSIE ROLL INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Its charter)



                                    VIRGINIA
                 (State or Other Jurisdiction of Incorporation)

                                    001-01361
                            (Commission File Number)

                                   22-1318955
                      (I.R.S. Employer Identification No.)

  7401 SOUTH CICERO AVENUE, CHICAGO, ILLINOIS                   60629
    (Address of Principal Executive Offices)                 (Zip Code)

                                  773-838-3400
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.   DEPARTURE OF DIRECTORS OR PRINCIPALS OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Retirement of Director

(b) On March 1, 2005, Charles W. Siebert notified the Board of Directors of Tootsie Roll Industries, Inc. (the "Company") that he will retire as a director of the Company at the end of his current term expiring at the 2005 annual meeting of stockholders and when his successor is duly elected and qualified, and, accordingly, will not stand for re-election at the meeting.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed thereunto duly authorized.


March 2, 2005                               TOOTSIE ROLL INDUSTRIES, INC.

                                            By:  /s/ G. Howard Ember, Jr.
                                                 -------------------------------
                                                 G. Howard Ember, Jr.
                                                 Vice President/Finance and
                                                 Chief Financial Officer